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                                                                      EXHIBIT 32


                  CERTIFICATIONS PURSUANT TO SECTION 906 OF THE
              SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

     The undersigned, as the President and Chief Executive Officer, and Executive Vice President and Chief Financial Officer of Exide Technologies, each certify that

     (1) The accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2005, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Exide Technologies at the dates and for the periods indicated.

     The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and no purchaser or seller of securities or any other person shall be entitled to rely upon the foregoing certification for any other purpose.

     A signed original of this written statement required by Section 906 has been provided to Exide Technologies and will be retained by Exide Technologies and furnished to the Securities and Exchange Commission or its staff upon request.

     The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.


Date: November 9, 2005
                                                     /s/ Gordon A. Ulsh
                                           -------------------------------------
                                                      GORDON A. ULSH
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER



                                                   /s/ J. Timothy Gargaro
                                           -------------------------------------
                                                     J. TIMOTHY GARGARO
                                                EXECUTIVE VICE PRESIDENT AND
                                                  CHIEF FINANCIAL OFFICER